AMENDMENT NO. 3

UNITED AMERICA INDEMNITY, LTD. SHARE INCENTIVE PLAN

This AMENDMENT No. 3 (the “Amendment”) dated 31 March 2006 amends the terms and conditions of the United America Indemnity, Ltd. Share Incentive Plan dated 5 September 2003, as amended (the “Plan”).

WHEREAS, the Directors of United America Indemnity, Ltd., an exempted company incorporated with limited liability under the law of the Cayman Islands, desire to effect the revisions to the Plan set forth herein effective the date hereof.

NOW THEREFORE, the Plan is amended as follows:

1. As defined in Section 1 of the Plan, the “Plan” shall mean the United America Indemnity, Ltd. Share Incentive Plan.

2. The first sentence of the second paragraph of Section 3 of the Plan is hereby amended by deleting the word “cancelled” and inserting in its place the phrase “forfeited to the Company.”

3. The following shall be added to the various “Performance Criteria” listed in Appendix A of the Plan as a new subclause (xii):

“achievement of certain targets with respect to the Company’s book value, assets or liabilities”